 Exhibit 99.1

Tessco Technologies Completes Sale of Certain Retail Assets

Company Exits Retail Business to Focus on Higher-Margin Commercial Segment

HUNT VALLEY, MD, December 3, 2020—TESSCO Technologies Incorporated (NASDAQ: TESS) today announced the closing of its previously announced sale of most of the Company’s retail inventory, the Ventev brand as it relates to mobile device accessory products, and certain other retail-related assets to Voice Comm, LLC (Voice Comm) as the Company exits its retail business to focus on its more successful and higher-margin commercial segment.

“This planned exit from our retail business is an important step in executing on our strategy to focus on growth opportunities and better position the Company for the long term,” said Sandip Mukerjee, President and Chief Executive Officer of Tessco. “This is another milestone that our Board and management team have achieved to ensure the stability of the business and drive shareholder value creation. We are now fully dedicated to serving our commercial customers, and are in the process of redeploying our assets to take advantage of what is a once-in-a-generation opportunity amid the industry’s current and unprecedented rollout of new technologies.”

Tessco will continue to work with its retail customer and supplier partners to ensure a smooth transition. Tessco is retaining its Ventev brand for use in its commercial business products and operations.

The Company expects the exit from its retail operations will, going forward, generate approximately $8 million to $12 million in net cash flow in fiscal 2021 and another $4 million to $8 million in the aggregate over the next four years.

About TESSCO Technologies Incorporated (NASDAQ: TESS)

TESSCO Technologies, Inc. (NASDAQ: TESS) is a value-added technology distributor, manufacturer, and solutions provider serving commercial customers in the wireless infrastructure ecosystem. The Company was founded more than 30 years ago with a commitment to deliver industry-leading products, knowledge, solutions, and customer service. Tessco supplies more than 60,000 products from 350 of the industry’s top manufacturers in mobile communications, Wi-Fi, Internet of Things (“IoT”), wireless backhaul, and more. Tessco is a single source for outstanding customer experience, expert knowledge, and complete end-to-end solutions for the wireless industry. For more information, visit www.tessco.com

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained herein, including statements regarding our future results of operations and financial position, strategy and plans and future prospects, and our expectations for future operations, are forward-looking statements. These forward-looking statements are based on current expectations and analysis, and actual results may differ materially from those projected. These forward-looking statements may generally be identified by the use of the words "may," "will," "expects," "anticipates," “targets,” “goals,” “projects,” “intends,” “plans,” “seeks,” "believes," "estimates," and similar expressions, but the absence of these words or phrases does not necessarily mean that a statement is not forward-looking. These forward-looking statements are only predictions and involve a number of risks, uncertainties and assumptions, many of which are outside of our control. Our actual results may differ materially and adversely from those described in or contemplated by any such forward-looking statement for a variety of reasons, including those risks identified in our most recent Annual Report on Form 10-K and other periodic reports filed with the Securities and Exchange Commission (the “SEC”), under the heading "Risk Factors" and otherwise. Consequently, the reader is cautioned to consider all forward-looking statements in light of the risks to which they are subject. For additional information with respect to risks and other factors which could occur, see Tessco’s Annual Report on Form 10-K for the year ended March 28, 2020, including Part I, Item 1A, "Risk Factors" therein, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other securities filings with the SEC that are available at the SEC's website at www.sec.gov and other securities regulators.

We are not able to identify or control all circumstances that could occur in the future that may materially and adversely affect our business and operating results. Without limiting the risks that we describe in our periodic reports and elsewhere, among the risks that could lead to a materially adverse impact on our business or operating results are the following: the impact and results of the consent solicitation and other activism activities by Robert B. Barnhill, Jr. and certain other participants in his consent solicitation and/or other activist investors; business and transactional risks associated with transactions to which we are a party from time to time, including the transaction for exit from our retail business, as well as transition risks and associated costs, termination or non-renewal of limited duration agreements or arrangements with our vendors and affinity partners that are typically terminable by either party upon several months or otherwise relatively short notice; loss of significant customers or relationships, including affinity relationships; loss of customers either directly or indirectly as a result of consolidation among large wireless services carriers and others within the wireless communications industry; the strength of our customers', vendors' and affinity partners' business; negative or adverse economic conditions, including those adversely affecting consumer confidence or consumer or business spending or otherwise adversely impacting our vendors or customers, including their access to capital or liquidity, or our customers' demand for, or ability to fund or pay for, the purchase of our products and services; our dependence on a relatively small number of suppliers and vendors, which could hamper our ability to maintain appropriate inventory levels and meet customer demand; changes in customer and product mix that affect gross margin; effect of “conflict minerals” regulations on the supply and cost of certain of our products; failure of our information technology system or distribution system; system security or data protection breaches; technology changes in the wireless communications industry or technological failures, which could lead to significant inventory obsolescence and/or our inability to offer key products that our customers demand; third-party freight carrier interruption; increased competition from competitors, including manufacturers or national and regional distributors of the products we sell and the absence of significant barriers to entry which could result in pricing and other pressures on profitability and market share; our relative bargaining power and inability to negotiate favorable terms with our vendors and customers; our inability to access capital and obtain financing as and when needed; transitional and other risks associated with acquisitions of companies that we may undertake in an effort to expand our business; claims against us for breach of the intellectual property rights of third parties; product liability claims; our inability to protect certain intellectual property, including systems and technologies on which we rely; our inability to hire or retain for any reason our key professionals, management and staff; health epidemics or pandemics or other outbreaks or events, or national or world events or disasters beyond our control; and the possibility that, for unforeseen or other reasons, we may be delayed in entering into or performing, or may fail to enter into or perform, anticipated contracts or may otherwise be delayed in realizing or fail to realize anticipated revenues or anticipated savings.

The above list should not be construed as exhaustive and should be read in conjunction with our other disclosures, including but not limited to the risk factors described in our most recent Annual Report on Form 10-K and other periodic reports filed with the Securities and Exchange Commission (the “SEC”), under the heading "Risk Factors" and otherwise. Other risks may be described from time to time in our filings made under the securities laws. New risks emerge from time to time. It is not possible for our management to predict all risks.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. In addition, neither we nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. Any forward-looking statement made by us in this press release speaks only as of the date on which it is made. We disclaim any duty to update any of these forward-looking statements after the date of this press release to confirm these statements to actual results or revised expectations.

TESSCO Technologies Incorporated
Aric Spitulnik
Chief Financial Officer
410-229-1419
spitulnik@tessco.com

or

David Calusdian
Sharon Merrill Associates
617-542-5300

TESS@investorrelations.com